SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
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                               FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           August 6, 1997

                        ROYAL OAK MINES INC.
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       (Exact name of registrant as specified in its charter)

                  Commission File Number 1-4350

ONTARIO, CANADA                             98-0160821
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(State or other jurisdiction of            (I.R.S. Employer Identification
incorporation or organization)              No.)

c/o Royal Oak Mines (USA) Inc.
5501 Lakeview Drive
Kirkland,  Washington
U.S.A.                                      98033
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(Address of principal executive offices)   (Postal/Zip Code)

(425) 822-8992
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Registrant's telephone number, including
area code
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Item 5.   Other Events

     On August 6, 1997, the Registrant issued the press release set forth as Exhibit 99.1 hereto, which press release is hereby incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (C) Exhibits

           99.1 Royal Oak Mines Inc. press release, dated August 6, 1997.











SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ROYAL OAK MINES INC.


Date:    August 6, 1997                 By: /s/ James H. Wood
                                            James H. Wood
                                            Chief Financial Officer